                       *Confidential Treatment Requested

                                                                   EXHIBIT 10.3

HARPO, INC.                                                        [HARPO LOGO]
110 N. Carpenter Street
Chicago, Illinois 60607
312.633.1000  Fax 312.633.1111

                                        As of October 6, 1995

Mr. Stephen W. Palley
King World Productions, Inc.
1700 Broadway
New York, New York 10019

Dear Steve:

Reference is made to the existing agreement between King World Productions, Inc. ("King World") and HARPO, Inc. ("HARPO") (which agreement, as amended to date, is herein referred to as the ("Existing Agreement").

For good and valuable consideration as set forth herein, the parties hereby confirm their further agreement as follows:

1. HARPO hereby exercises its option pursuant to the Existing Agreement, as modified hereby, to produce and have Oprah Winfrey host episodes of the Show for Year 11 and Year 12.

2. Notwithstanding any provision set forth in the Existing Agreement to the contrary:

    (a) The Production Fee for Year 10 shall be increased from ***** to ***** , provided that, if, based upon a showing of HARPO's Show costs for that Year, such Show costs result to be ***** (the
    "Year 10 Underspend"), HARPO shall repay to King World such Year 10 Underspend, up to a maximum repayment of ***** , in which event the Production Fee for Year 10 shall be reduced by the amount of such repayment. King World has heretofore paid to HARPO ***** of the ***** Year 10 Production Fee increase as an adjustment to the installment of the Year 10 Production Fee that was paid in September 1995; King World will augment the remaining installment of the Year 10 Production Fee (due on January 3, 1996) by the remaining ***** .

    (b) The Production Fee for Year 11 shall, subject to clause (iii) below, be increased from ***** to between ***** and ***** , based upon a showing of HARPO's Show costs for that Year, payable as follows:

        (i) The tentative Production Fee for Year 11 shall be ***** , ***** of which shall be payable on September 1, 1996 and the remaining ***** of which shall be payable on January 3, 1997.




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                       *Confidential Treatment Requested

                                                                   [HARPO LOGO]

Mr. Stephen W. Palley
As of October 6, 1995
Page 2

        (ii) If, based upon a showing of HARPO's Show costs for that Year, such Show costs exceed *****, King World shall pay to HARPO such excess, up to a maximum payment by King World of ***** (that is, corresponding to a maximum Production Fee of *****.

        (iii) If, based upon a showing of HARPO's Show costs for that Year, such Show costs result to be ***** (the "Year 11 Underspend"), HARPO shall repay to King World such Year 11 Underspend, up to a maximum repayment of *****, in which event the Production Fee for Year 11 shall be reduced by the amount of such repayment.

    (c) The Guarantee for Year 11 shall be payable on and not before January 2, 1996.

    (d) The initial installment of the Guarantee for Year 12, as contemplated by paragraph 4(b)(iii)(A) of the agreement dated March 17, 1994 constituting a part of the Existing Agreement, shall be payable on and not before January 2, 1996.

3. The price of King World stock for, the purpose of the options to which Oprah Winfrey and Jeffrey D. Jacobs are entitled pursuant to the Option exercise contemplated by this amendment shall be $36.00 per share, which represents the closing market price of King World stock on October 6, 1995.

4. All capitalized terms not otherwise defined herein shall be defined in accordance with the Existing Agreement.

5. The parties hereby confirm their agreement that, inasmuch as the letter dated October 6, 1995 from HARPO to you did not fully or accurately reflect the intention or understanding of the parties at that time, such letter is hereby mutually rescinded ab initio.

6. Except as expressly modified by this amendment, the Existing Agreement shall remain in full force and effect. Moreover, HARPO shall indemnify King World and hold it harmless from any liability or other costs or expenses (including any fines, penalties and reasonable attorneys' fees) that are incurred by King World arising out of the entering into of this amendment in lieu of the letter referred to in paragraph 5. Each of HARPO and King World shall keep the other party informed of any action
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                       *Confidential Treatment Requested

                                                                   [HARPO LOGO]

Mr. Stephen W. Palley
As of October 6, 1995
Page 3

by any third party that might give rise to any indemnification pursuant to the terms of the preceding sentence, and King World shall allow HARPO to participate in the defense of any such action.

Very truly yours,


HARPO, INC.


By: /s/ OPRAH WINFREY                     December 22, 1995
    -----------------------------
    Oprah Winfrey
    Chairman of the Board


ACKNOWLEDGED AND AGREED:

KING WORLD PRODUCTIONS, INC.


By: /s/ JONATHAN BIRKHAHN                December 28, 1995
    ------------------------------
    Jonathan Birkhahn
    Senior Vice President,
    Business Affairs and General Counsel


I hereby confirm that all of the representations, warranties and agreements made by me in the guarantee dated March 17, 1994 apply to the foregoing letter agreement.


/s/ OPRAH WINFREY                          December 22, 1995
- --------------------------------
Oprah Winfrey